EXHIBIT 32.02

Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350

And Securities Exchange Act Rule 13a-14(b)

In connection with the Quarterly Report of Concur Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. Adair, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 and Securities Exchange Act Rule 13a-14(b), that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2004

By	/s/ John F. Adair
John F. Adair Chief Financial Officer

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.